SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 13, 2000



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

          Missouri                  1-12619                   43-1766315
     (State or other              (Commission              (I.R.S. Employer
     Jurisdiction of              File Number)            Identification No.)
      Incorporation)

              800 Market Street, Suite 2900
                     St. Louis, MO                   63101
                (Address of principal              (Zip Code)
                  executive offices)


                                 (314) 877-7000
              (Registrant's telephone number, including area code)

Item  5.     Other  Events.

In a press release dated December 13, 2000, a copy of which is attached hereto as Exhibit 99.1 and the text of which is incorporated by reference herein, Ralcorp Holdings, Inc. (the "Company") announced that the Company signed a letter of intent to purchase the wet products portion of Torbitt & Castleman Company LLC, at Buckner, Kentucky, a producer of private label syrups, Mexican sauces, jams and jellies, barbeque sauces, flavored syrups and other specialty sauces with approximately $80 million in sales.


Item  7.     Exhibits.

Exhibit  99.1   Press  Release  dated  December  13,  2000


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            RALCORP  HOLDINGS,  INC.
                                            (Registrant)


Date:  December 13, 2000                    By:  /s/ T. G. Granneman
                                                 -------------------
                                                 T. G. Granneman
                                                 Duly Authorized Signatory and
                                                 Chief Accounting Officer

                                  EXHIBIT INDEX


Exhibit
Number          Description
------          -----------


Exhibit  99.1   Press  Release  dated  December  13,  2000